                            MID-CAP GROWTH PORTFOLIO
                                NEUBERGER BERMAN
                           ADVISERS MANAGEMENT TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 2000

                                                                     A0100 02/01

PORTFOLIO MANAGERS' COMMENTARY
Neuberger Berman Advisers Management Trust                       January 2, 2001
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio
   JENNIFER SILVER & BROOKE COBB, PORTFOLIO CO-MANAGERS
   In the year 2000, the AMT Mid-Cap Growth Portfolio was performing quite well until Federal Reserve interest rate hikes caused investors to wonder whether corporate earnings would meet expectations. Following fourth quarter earnings warnings from several bellwether stocks, investors began to "shoot first and ask questions later." Mid-cap stocks in the earlier stages of their growth cycles were treated particularly harshly. Even though our portfolio's holdings' third quarter earnings growth was impressive and the usual high percentage of our holdings met or exceeded consensus earnings estimates -- a pattern we are confident will be repeated in the fourth quarter -- the portfolio declined sharply and finished the year with a loss.
   We are left disappointed that investors failed to reward our portfolio companies' earnings achievements. Of course, when investor sentiment turns negative, there are always innocent victims in the market. Investors seem to be questioning whether our mid-cap holdings are "real" companies capable of living up to our growth expectations. We point to the fact that we owned 25 of the 58 companies admitted to the S&P 500 this year. Obviously, we have done a very good job identifying lower profile mid-sized companies that can grow into tomorrow's household name stocks. We believe the portfolio contains a good number of quality mid-cap companies that will eventually make the same leap forward.
   Will our portfolio holdings continue to be punished for other companies' earnings failures? Over the short term, that probably depends on investor sentiment. Right now, investors are depressed, focusing on the recent past and near term future, rather than looking a little farther ahead. We remind them that the Federal Reserve engineered the economic slowdown that has damaged corporate earnings prospects, and that as we write, the Fed has reversed course, cutting rates and hopefully laying the monetary groundwork for a recovery. If President Bush succeeds in cutting taxes, the economy should get another shot in the arm. We think the economy will begin recovering in second half 2001 and that investors will once again respond enthusiastically to mid-cap stocks with superior earnings growth that meets or exceeds consensus expectations.
   This year, our health care investments (26.0% of total equity market value as of December 31, 2000) led the performance parade, with biotechnology and genomic stocks posting excellent gains. We believe companies developing innovative new health care technologies will continue to perform well in the years ahead. Our utilities holdings (3.6% of total equity market value), primarily power generating companies, also excelled as strong demand combined with constrained generating capacity produced exceptional earnings gains. The favorable supply/demand dynamics in the industry remain intact and power generating company profits should continue to impress.
   Our commitment to technology (31.2% of total equity market value), which has rewarded shareholders so generously in recent years, penalized performance in 2000. We made some good moves -- avoiding big trouble spots like the "dot-coms" and personal computer makers, and taking profits in holdings that had outgrown their mid-cap clothes. The overwhelming majority of our tech investments lived up to our earnings growth expectations. However, investors wanted nothing to do with smaller sized tech companies that had yet to prove they could withstand an economic slowdown. If our technology holdings continue to meet or beat consensus earnings estimates, we believe they will win back investors' admiration.
   After trouncing our S&P MidCap 400/BARRA Growth Index benchmark in 1999, the AMT Mid-Cap Growth Portfolio materially underperformed the Index this year, falling by 7.46% compared to the Index's gain of 9.16%.(1) Much of this underperformance was the result of dramatic changes in the Index. The biggest change was the

"graduation" of many successful mid-cap technology companies into the large-cap S&P 500 in early 2000. The technology weighting of the Index declined sharply, significantly reducing the negative impact of falling tech stocks over the balance of the year. We did not reduce the portfolio's tech weighting in response to the changes in the Index and paid the price in terms of relative performance. Going forward, we will have to decide whether we are willing to reduce our exposure in the most dynamic growth industry in the economy in order to move more in line with the industry group weightings of our benchmark.
   The AMT Mid-Cap Growth Portfolio has all the fundamental characteristics we believe lead to superior investment performance. Portfolio companies' earnings grew by 60% in the third quarter and 96% of our portfolio holdings met or exceeded consensus earnings expectations. We are confident in our belief that a high percentage of our holdings will "meet or beat" fourth quarter numbers as well. The portfolio PEG Ratio (price/earnings ratio divided by earnings growth rate) compares favorably to its benchmark index.
   In closing, this has been a tough year for us. Our portfolio companies did everything we asked of them. However, over in the fourth quarter, they were swept away by the strong tide of negative investor sentiment. As the economy recovers and investor sentiment improves, we believe the portfolio will regain performance momentum.

Sincerely,
/s/ Jennifer K. Silver                     /s/ Brooke A. Cobb
Jennifer Silver                            Brooke Cobb
PORTFOLIO CO-MANAGER                       PORTFOLIO CO-MANAGER

(1) -7.46% and 30.55% were the total returns for the 1-year and since inception (11/3/97) for the periods ended December 31, 2000. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts.

The S&P MidCap 400/BARRA Growth Index is a benchmark for mid-cap growth stock performance. It is constructed of companies in the S&P MidCap 400 Index, which is a market value weighted index for mid-cap stock price movement, with higher price-to-book ratios than the companies in its value index counterpart. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest in any index. Data about the performance of this index are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the AMT Portfolios may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              MID-CAP       S&P MIDCAP 400/
          GROWTH PORTFOLIO       BARRA
                                GROWTH
11/3/97            $10,000          $10,000
12/31/97           $11,720          $10,197
1998               $16,324          $13,751
1999               $25,121          $17,703
2000               $23,247          $19,324

AVERAGE ANNUAL TOTAL RETURN (1)

                  MID-CAP       S&P MIDCAP 400/
              GROWTH PORTFOLIO  BARRA GROWTH(2)
1 YEAR                  -7.46%           +9.16%
LIFE OF FUND           +30.55%          +23.14%

   Neuberger Berman Advisers Management Trust Mid-Cap Growth Portfolio (the "Fund") commenced operations on 11/3/97.

1. "Total Return" includes reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The S&P MidCap 400/BARRA Growth Index is a benchmark for mid-cap growth stock performance. It is constructed of companies in the S&P MidCap 400 Index, which is a market-value weighted index for mid-cap stock price movement, with higher price-to-book ratios than the companies in its value index counterpart. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and distributions. The Fund may invest in many securities not included in the above-described index.

Performance data are historical and include changes in share price and reinvestment of dividends and distributions. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges or other expenses imposed by your insurance company's variable annuity or variable life insurance policy. If this performance information included the effect of the insurance charges and other expenses, performance numbers would be lower.

SCHEDULE OF INVESTMENTS
Neuberger Berman Advisers Management Trust                     December 31, 2000

--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
                        COMMON STOCKS (91.6%)
BUSINESS SERVICES -- IT BUSINESS SERVICES (6.6%)
         131,000        Acxiom Corp.                    $  5,100,813(2)
         133,400        Amdocs Ltd.                        8,837,750(2)
         294,300        Concord EFS                       12,930,806(2)
         144,300        CSG Systems International          6,773,081(2)
         100,400        Fiserv, Inc.                       4,762,725(2)
          46,600        TMP Worldwide                      2,563,000(2)
                                                        ------------
                                                          40,968,175
                                                        ------------
COMMUNICATIONS EQUIPMENT (2.3%)
         117,900        American Tower                     4,465,463(2)
         123,500        Openwave Systems                   5,920,281(2)
          98,200        Redback Networks                   4,026,200(2)
                                                        ------------
                                                          14,411,944
                                                        ------------
COMMUNICATION SERVICES (3.6%)
          97,700        Digex, Inc.                        2,198,250(2)
         561,700        McLeodUSA Inc.                     7,934,012(2)
         183,800        Metromedia Fiber Network           1,860,975(2)
         213,500        Symbol Technologies                7,686,000
         227,550        WinStar Communications             2,659,491(2)
                                                        ------------
                                                          22,338,728
                                                        ------------
COMPUTERS & SYSTEMS (4.0%)
         250,000        Flextronics International          7,125,000(2)
         285,700        Jabil Circuit                      7,249,638(2)
         137,900        Sanmina Corp.                     10,566,587(2)
                                                        ------------
                                                          24,941,225
                                                        ------------
CONSUMER CYCLICAL -- LEISURE & CONSUMER SERVICE (3.3%)
         182,500        Apollo Group                       8,976,719(2)
         103,900        Four Seasons Hotels                6,610,637
         124,500        Harley-Davidson                    4,948,875
                                                        ------------
                                                          20,536,231
                                                        ------------

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
ELECTRICAL (1.7%)
         119,400        Power-One                       $  4,693,913(2)
         216,600        RF Micro Devices                   5,942,962(2)
                                                        ------------
                                                          10,636,875
                                                        ------------
ENERGY (11.6%)
         133,483        Anadarko Petroleum                 9,487,936
         298,400        Calpine Corp.                     13,446,650(2)
         173,200        Capstone Turbine                   4,849,600(2)
         134,800        Nabors Industries                  7,973,420(2)
         297,300        Orion Power Holdings               7,321,012(2)
         394,500        Rowan Cos.                        10,651,500(2)
         219,100        Talisman Energy                    8,120,394(2)
         218,700        Weatherford International         10,333,575
                                                        ------------
                                                          72,184,087
                                                        ------------
FINANCE (4.7%)
         131,300        Affiliated Managers Group          7,205,087(2)
          78,300        Countrywide Credit Industries      3,934,575
          92,300        Legg Mason                         5,030,350
         127,500        National Commerce Bancorp          3,155,625
         134,700        Providian Financial                7,745,250
          69,100        Silicon Valley Bancshares          2,388,269(2)
                                                        ------------
                                                          29,459,156
                                                        ------------
FINANCIAL SERVICES (1.0%)
         144,600        Ace, Ltd.                          6,136,464
                                                        ------------
HEALTH CARE (24.6%)
          26,400        Abgenix, Inc.                      1,559,250(2)
         141,600        ALZA Corp.                         6,018,000(2)
          31,800        Applera Corp. - Applied
                        Biosystems Group                   2,991,188(2)
         195,800        Celgene Corp.                      6,363,500(2)
         142,500        Express Scripts                   14,570,625(2)
          62,300        Forest Laboratories                8,278,112(2)
         286,000        Health Management Associates       5,934,500(2)

Neuberger Berman Advisers Management Trust                     December 31, 2000

--------------------------------------------------------------------------------

          Mid-Cap Growth Portfolio

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
         375,100        HEALTHSOUTH Corp.               $  6,118,819(2)
         107,700        Human Genome Sciences              7,464,956(2)
          72,500        IDEC Pharmaceuticals              13,743,281(2)
         213,900        ImClone Systems                    9,411,600(2)
         179,900        IMS Health                         4,857,300
         266,000        IVAX Corp.                        10,187,800(2)
         137,000        MedImmune, Inc.                    6,533,188(2)
         288,300        Millennium Pharmaceuticals        17,838,562(2)
          88,400        MiniMed Inc.                       3,715,563(2)
         134,500        Oxford Health Plans                5,312,750(2)
         107,700        Quest Diagnostics                 15,293,400(2)
          97,500        Trigon Healthcare                  7,586,719(2)
                                                        ------------
                                                         153,779,113
                                                        ------------
INSTRUMENTS (5.7%)
         386,850        Tektronix, Inc.                   13,032,010
         265,900        Thermo Electron                    7,910,525(2)
         175,700        Waters Corp.                      14,670,950(2)
                                                        ------------
                                                          35,613,485
                                                        ------------
INSURANCE (1.2%)
          86,400        XL Capital                         7,549,200
                                                        ------------
INTERNET (3.7%)
         162,700        CacheFlow Inc.                     2,776,069(2)
         111,800        Interwoven, Inc.                   7,371,813(2)
         192,200        Intuit Inc.                        7,579,887(2)
         152,300        PurchasePro.com                    2,665,250(2)
          60,900        TIBCO Software                     2,919,394(2)
                                                        ------------
                                                          23,312,413
                                                        ------------
MEDIA (5.0%)
         457,000        Charter Communications            10,368,187(2)
         330,500        Univision Communications          13,529,844(2)
         380,300        Westwood One                       7,344,544(2)
                                                        ------------
                                                          31,242,575
                                                        ------------

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
RETAIL (1.4%)
         211,800        Dollar Tree Stores              $  5,189,100(2)
          83,500        Starbucks Corp.                    3,694,875(2)
                                                        ------------
                                                           8,883,975
                                                        ------------
SEMICONDUCTORS (5.0%)
          76,500        Applied Micro Circuits             5,741,086(2)
         339,600        Intersil Holding                   7,789,575(2)
         165,700        TranSwitch Corp.                   6,483,013(2)
         201,300        Vitesse Semiconductor             11,134,406(2)
                                                        ------------
                                                          31,148,080
                                                        ------------
SOFTWARE (5.7%)
         136,200        Art Technology Group               4,162,613(2)
          70,700        Mercury Interactive                6,380,675(2)
         125,600        Micromuse Inc.                     7,581,137(2)
         286,800        Rational Software                 11,167,275(2)
         293,900        RealNetworks                       2,553,256(2)
         210,500        Vignette Corp.                     3,789,000(2)
                                                        ------------
                                                          35,633,956
                                                        ------------
TECHNOLOGY (0.5%)
          74,700        Handspring, Inc.                   2,908,631(2)
                                                        ------------
                        TOTAL COMMON STOCKS
                        (COST $600,807,656)              571,684,313
                                                        ------------
       Principal
          Amount
     -----------
                        CORPORATE COMMERCIAL PAPER
                        (4.0%)
     $10,000,000        General Electric Capital
                        Corp., 6.52%, due 1/3/01           9,996,378
      15,000,000        National Australia Funding,
                        6.57%, due 1/3/01                 14,994,525
                                                        ------------
                        TOTAL CORPORATE COMMERCIAL
                        PAPER
                        (COST $24,990,903)                24,990,903(3)
                                                        ------------

Neuberger Berman Advisers Management Trust                     December 31, 2000

--------------------------------------------------------------------------------

          Mid-Cap Growth Portfolio

      Principal                                            Market
       Amount                                             Value(1)
---------------------                                   ------------
                        REPURCHASE AGREEMENT (3.9%)
     $24,526,000        State Street Bank and Trust
                        Co. Repurchase Agreement,
                        6.35%, due 1/2/01, dated
                        12/29/00, Maturity Value
                        $24,543,304, Collateralized
                        by $24,685,000 Federal Home
                        Loan Banks, 6.315%,
                        due 8/24/01 (Collateral Value
                        $25,264,752)
                        (COST $24,526,000)              $ 24,526,000(3)
                                                        ------------

      Principal                                            Market
       Amount                                             Value(1)
---------------------                                   ------------

                        SHORT-TERM INVESTMENTS (6.7%)
     $41,637,231        N&B Securities Lending
                        Quality Fund, LLC
                        (COST $41,637,231)              $ 41,637,231(3)
                                                        ------------
                        TOTAL INVESTMENTS (106.2%)
                        (COST $691,961,790)              662,838,447(4)
                        Liabilities, less cash,
                        receivables and other assets
                        [(6.2%)]                         (38,762,820)
                                                        ------------
                        TOTAL NET ASSETS (100.0%)       $624,075,627
                                                        ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio
1) Investment securities of the Fund are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Fund values all other securities by a method the trustees of the Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Non-income producing security.
3) At cost, which approximates market value.
4) At December 31, 2000, the cost of investments for U.S. Federal income tax purposes was $694,886,338. Gross unrealized appreciation of investments was $68,535,043 and gross unrealized depreciation of investments was $100,582,934, resulting in net unrealized depreciation of $32,047,891, based on cost for U.S. Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio

                                                    DECEMBER 31,
                                                        2000
                                                    -------------
ASSETS
      Investments in securities, at market value
       (Cost $691,961,790) (Note A) -- see
       Schedule of Investments                      $662,838,447
      Cash                                                   832
      Receivable for Fund shares sold                  6,420,578
      Dividends and interest receivable                  351,904
      Prepaid expenses and other assets                   21,606
      Deferred organization costs (Note A)                 3,462
                                                    -------------
                                                     669,636,829
                                                    -------------
LIABILITIES
      Payable for collateral on securities loaned
       (Note A)                                       41,637,231
      Payable for Fund shares redeemed                 2,960,944
      Accrued expenses and other payables                554,486
      Payable to investment manager (Note B)             261,102
      Payable to administrator (Note B)                  147,439
                                                    -------------
                                                      45,561,202
                                                    -------------
NET ASSETS at value                                 $624,075,627
                                                    -------------

NET ASSETS consist of:
      Par value                                     $     27,761
      Paid-in capital in excess of par value         683,586,142
      Accumulated net realized loss on investments   (30,414,933)
      Net unrealized depreciation in value of
       investment securities                         (29,123,343)
                                                    -------------
NET ASSETS at value                                 $624,075,627
                                                    -------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
       authorized)                                    27,760,959
                                                    -------------

NET ASSET VALUE, offering and redemption price per
  share                                                   $22.48
                                                    -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio

                                                        For the
                                                         Year
                                                         Ended
                                                     DECEMBER 31,
                                                         2000
                                                     -------------
INVESTMENT INCOME
    Income:
      Interest income                                $   2,896,939
      Dividend income                                      224,204
      Foreign taxes withheld (Note A)                         (945)
                                                     -------------
        Total income                                     3,120,198
                                                     -------------
    Expenses:
      Investment management fee (Note B)                 2,624,358
      Administration fee (Note B)                        1,470,921
      Shareholder reports                                  290,253
      Custodian fees (Note B)                              164,132
      Reimbursement of expenses previously assumed
       by administrator (Note B)                           119,803
      Legal fees                                            45,514
      Trustees' fees and expenses                           39,552
      Auditing fees                                         30,605
      Amortization of deferred organization and
       initial offering expenses (Note A)                   12,074
      Miscellaneous                                         20,231
                                                     -------------
        Total expenses                                   4,817,443
      Expenses reduced by custodian fee expense
       offset arrangement (Note B)                          (5,119)
                                                     -------------
        Total net expenses                               4,812,324
                                                     -------------
        Net investment loss                             (1,692,126)
                                                     -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
    Net realized loss on investment securities
     sold                                              (30,245,963)
    Change in net unrealized appreciation
     (depreciation) of investment securities           (80,093,601)
                                                     -------------
        Net loss on investments                       (110,339,564)
                                                     -------------
        Net decrease in net assets resulting from
        operations                                   $(112,031,690)
                                                     -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio

                                                  Year Ended
                                                 DECEMBER 31,
                                              2000          1999
                                          --------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment loss                   $ (1,692,126) $   (244,566)
    Net realized gain (loss) on
     investments                           (30,245,963)      139,075
    Change in net unrealized
     appreciation (depreciation) of
     investments                           (80,093,601)   46,275,779
                                          --------------------------
    Net increase (decrease) in net
     assets resulting from operations     (112,031,690)   46,170,288
                                          --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net realized gain on investments          (115,026)     (937,896)
                                          --------------------------
FROM FUND SHARE TRANSACTIONS:
    Proceeds from shares sold              755,963,316   105,009,441
    Proceeds from reinvestment of
     distributions                             115,026       937,896
    Payments for shares redeemed          (179,709,754)  (22,350,308)
                                          --------------------------
    Net increase from Fund share
     transactions                          576,368,588    83,597,029
                                          --------------------------
NET INCREASE IN NET ASSETS                 464,221,872   128,829,421
NET ASSETS:
    Beginning of year                      159,853,755    31,024,334
                                          --------------------------
    End of year                           $624,075,627  $159,853,755
                                          --------------------------

NUMBER OF FUND SHARES:
    Sold                                    27,755,528     5,913,481
    Issued on reinvestment of
     distributions                               3,738        63,759
    Redeemed                                (6,577,170)   (1,310,621)
                                          --------------------------
    Net increase in shares outstanding      21,182,096     4,666,619
                                          --------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Mid-Cap Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eight separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.
      Prior to May 1, 2000, the Fund was part of a master/feeder structure, investing all of its net investable assets in AMT Mid-Cap Growth Investments, a series of Advisers Managers Trust. Effective May 1, 2000, the Fund converted to a conventional fund structure. The Fund redeemed its investment in AMT Mid-Cap Growth Investments in return for delivery of the portfolio securities, at current net asset value, subject to the liabilities of AMT Mid-Cap Growth Investments.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.
3) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
4) TAXES: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.
5) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($4,364,281 expiring in 2008, determined as of December 31, 2000), it is the policy of the Fund not to distribute such gains.
      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences

Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio
   in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
6) ORGANIZATION EXPENSES: Organization expenses incurred by the Fund are being amortized on a straight-line basis over a five-year period. At December 31, 2000, the unamortized balance of such expenses amounted to $3,462.
7) EXPENSE ALLOCATION: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.
8) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. The Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Fund receives a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. At December 31, 2000, the value of the securities loaned and the value of the collateral were $40,820,806 and $41,637,231, respectively.
9) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
10) REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.
11) INCOME RECOGNITION: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio

NOTE B -- MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND
          OTHER TRANSACTIONS WITH AFFILIATES:
   Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.
   The Fund retains Neuberger Berman Management Inc. ("Management") as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.
   The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets.
   Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.
   Management has contractually undertaken through April 30, 2001 to reimburse the Fund for its operating expenses (including the fees payable to Management, but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2000, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2004 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. For the year ended December 31, 2000, the Fund reimbursed Management $119,803 under this agreement. At December 31, 2000, the Fund has no remaining contingent liability to Management under the agreement.
   Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.
   The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $5,119.

NOTE C -- SECURITIES TRANSACTIONS:
   During the year ended December 31, 2000, there were purchase and sale transactions (excluding short-term securities) of $1,015,288,748 and $486,487,774, respectively.
   During the year ended December 31, 2000, brokerage commissions on securities transactions amounted to $561,456, of which Neuberger received $145,711, and other brokers received $415,745.

NOTE D -- LINE OF CREDIT:
   At December 31, 2000, the Fund was a holder of a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its

Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio
individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2000, nor had the Fund utilized this line of credit at any time prior to that date.
   Prior to September 30, 2000, the Fund was a holder of a single committed, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.75% per annum. A facility fee of 0.09% (0.07% prior to October 1, 1999) per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $100,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2000, nor had the Fund utilized this line of credit at any time prior to that date.

FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.(2)

                                                                                                                Period from
                                                                                                           November 3, 1997(3) to
                                                                Year Ended December 31,                         December 31,
                                                     2000             1999                1998                      1997
                                                   ------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $24.30           $16.22                   $11.72                   $10.00
                                                   ------------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                      (.09)            (.07)                    (.03)                     .01
    Net Gains or Losses on Securities (both
 realized and unrealized)                            (1.72)            8.55                     4.61                     1.71
                                                   ------------------------------------------------------------------------------
      Total From Investment Operations               (1.81)            8.48                     4.58                     1.72
                                                   ------------------------------------------------------------------------------
Less Distributions
    Dividends (from net investment income)              --               --                     (.01)                      --
    Distributions (from net capital gains)            (.01)            (.40)                    (.07)                      --
                                                   ------------------------------------------------------------------------------
      Total Distributions                             (.01)            (.40)                    (.08)                      --
                                                   ------------------------------------------------------------------------------
Net Asset Value, End of Year                        $22.48           $24.30                   $16.22                   $11.72
                                                   ------------------------------------------------------------------------------
Total Return(4)                                      -7.46%          +53.89%                  +39.28%                  +17.20%(5)
                                                   ------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)           $624.1           $159.9                    $31.0                    $ 1.7
                                                   ------------------------------------------------------------------------------
    Ratio of Gross Expenses to Average Net
 Assets(6)                                             .98%            1.00%                    1.00%                    1.05%(7)
                                                   ------------------------------------------------------------------------------
    Ratio of Net Expenses to Average Net
 Assets(8)                                             .98%            1.00%                    1.00%                    1.00%(7)
                                                   ------------------------------------------------------------------------------
    Ratio of Net Investment Income (Loss) to
 Average Net Assets                                   (.34)%           (.40)%                   (.20)%                    .83%(7)
                                                   ------------------------------------------------------------------------------
    Portfolio Turnover Rate                            109%             100%                     106%                      20%
                                                   ------------------------------------------------------------------------------

 SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust                     December 31, 2000
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio
1) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Mid-Cap Growth Investment's income and expenses under the prior master/feeder fund structure.
2) The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
3) The date investment operations commenced.
4) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.
5) Not annualized.
6) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
7) Annualized.
8) After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                                                         Period from
                                                                  Year Ended         November 3, 1997 to
                                                                 December 31,           December 31,
                                                                1999       1998             1997
---------------------------------------------------------------------------------------------------------
NET EXPENSES                                                   1.08%      1.43%            17.73%

   Had the Fund not reimbursed Management, the annualized ratio of net expenses to average net assets would have been:

                                                                   Year
                                                                   Ended
                                                               December 31,
                                                                   2000
-----------------------------------------------------------------------------
NET EXPENSES                                                        .95%

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Mid-Cap Growth Portfolio

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mid-Cap Growth Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid-Cap Growth Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 1, 2001